UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2013

SEARS HOMETOWN AND OUTLET STORES, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35641	80-0808358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Trillium Boulevard, Suite 501 Hoffman Estates, Illinois		60192
(Address of principal executive offices)		(Zip code)
Registrant's telephone number, including area code: (847) 286-7000
(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This amendment (this "Amendment") is being filed by Sears Hometown and Outlet Stores, Inc. as an amendment to its Current Report on Form 8-K filed with the United States Securities and Exchange Commission on May 16, 2013 (the "Current Report"). This Amendment amends Item 5.07 of the Current Report for the sole purpose of disclosing Sears Hometown and Outlet Stores, Inc.'s decision, in light of stockholder votes, as to how frequently Sears Hometown and Outlet Stores, Inc. will solicit advisory stockholder votes on executive compensation in its proxy materials until such time as a new frequency vote is required.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 14, 2013 Sears Hometown and Outlet Stores, Inc. (the “Company”) held its annual meeting of stockholders at 3333 Beverly Road, Hoffman Estates, Illinois 60179. The meeting was held to vote on the matters described below.

1.
Election of Directors. E.J. Bird, Jeffrey Flug, James F. Gooch, William R. Harker, W. Bruce Johnson, Elizabeth Darst Leykum and Josephine Linden were elected to the Board of Directors of the Company for one-year terms expiring at the Company's 2014 annual meeting of stockholders or until their successors are elected and qualified. The votes on this matter were as follows:

Name	For	Withheld	Broker Non-Votes
E.J. Bird	18,212,277	1,633,829	1,503,782
Jeffrey Flug	19,598,424	247,682	1,503,782
James F. Gooch	19,812,699	33,407	1,503,782
William R. Harker	18,120,483	1,725,623	1,503,782
W. Bruce Johnson	18,216,184	1,629,922	1,503,782
Elizabeth Darst Leykum	18,121,073	1,725,033	1,503,782
Josephine Linden	19,598,019	248,087	1,503,782

2.
Advisory Vote to Approve the Compensation of Named Executive Officers. The stockholders approved, by an advisory vote, the compensation of the Company's named executive officers. The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
19,837,635	5,978	2,493	1,503,782

3.
Advisory Vote on the Frequency of Stockholder Advisory Vote on Compensation of Named Executive Officers. The stockholders approved, by an advisory vote, the frequency of “1 Year” as to how frequently the Company will solicit the advisory vote of its stockholders on the compensation of the Company's named executive officers. The votes on this matter were as follows:

1 Year	2 Years	3 Years	Abstain
19,491,685	9,311	344,184	926

At a meeting held on October 16, 2013, the Company's board of directors considered the foregoing advisory vote. The Company's board of directors decided, in light of such vote, that the Company will solicit annually, in its proxy materials, advisory stockholder votes on executive compensation. The board of directors' decision regarding the frequency of stockholder votes on executive compensation will remain in effect until such time as a new frequency vote is required.

4.
Approval of the Sears Hometown and Outlet Stores, Inc. Umbrella Incentive Program. The stockholders approved the Sears Hometown and Outlet Stores, Inc. Umbrella Incentive Program. The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
18,418,294	1,426,565	1,247	1,503,782

5.
Approval of the Sears Hometown and Outlet Stores, Inc. Amended and Restated 2012 Stock Plan. The stockholders approved the Sears Hometown and Outlet Stores, Inc. Amended and Restated 2012 Stock Plan. The votes on this matter were as follows:

For	Against	Abstain	Broker Non-Votes
18,393,459	1,450,507	2,140	1,503,782

6.
Ratification of the Appointment of BDO USA, LLP as the Company's Independent Registered Public Accounting Firm for 2013. The stockholders ratified the Audit Committee's appointment of BDO USA, LLP as the Company's independent registered public accounting firm for fiscal year 2013. The votes on this matter were as follows:

For	Against	Abstain
21,346,147	1,561	2,180

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARS HOMETOWN AND OUTLET STORES, INC.

By:	/s/ Charles J. Hansen
Charles J. Hansen
Vice President, General Counsel, and Secretary
Date: October 16, 2013

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